UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 April 15, 2004
                     --------------------------------------
                                (Date of Report)

                                   ITRON, INC.
     ----------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Washington                    000-22418             91-1011792
---------------------------------  ----------------------- ---------------------
  (State or Other Jurisdiction     (Commission File No.)    (IRS Employer
       of Incorporation)                                   Identification No.)


                    2818 N. Sullivan Road, Spokane, WA 99216
 -------------------------------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

                                 (509) 924-9900
 -------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                      None
 -------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Regulation FD Disclosure.

On April 14, 2004, Michael J. Chesser resigned as a member of the Board of Directors of Itron, Inc. (Itron). The resignation was effective immediately.

In October 2003, Mr. Chesser was appointed Chairman of the Board and Chief Executive Officer of Great Plains Energy Incorporated, an Itron customer. Subsequently, Mr. Chesser made an application to the Federal Energy Regulatory Commission (FERC) asking to remain on Itron's Board until the Company's May 2004 Annual Meeting of Shareholders, at which time he would retire. In an April 14, 2004 FERC hearing, FERC denied Mr. Chesser's application.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                            ITRON, INC.

Dated:  April 15, 2004              By:  /s/ DAVID G. REMINGTON
                                         ----------------------
                                    David G. Remington
                                    Vice President and Chief Financial Officer